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                                                                  EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the D.R. Horton Deferred Compensation Plan of our report dated November 9, 2001, with respect to the consolidated financial statements of D.R. Horton, Inc. included in its Annual Report (Form 10-K) for the year ended September 30, 2001, filed with the Securities and Exchange Commission.



                                                      /s/ Ernst & Young LLP


Fort Worth, Texas
June 19, 2002